EXHIBIT 99.1

Cutera Appoints Fuad Ahmad as Interim CFO

BRISBANE, Calif., -- (BUSINESSWIRE) –Nov. 18, 2019 – Cutera, Inc. (NASDAQ: CUTR) (“Cutera” or the “Company”), a leading provider of energy-based aesthetic systems for practitioners worldwide, today announced the appointment of Fuad Ahmad to the role of Interim Chief Financial Officer, effective November 15th, 2019. Mr. Ahmad is a partner at FLG Partners, a firm that specializes in placing experienced finance executives with organizations in transition. He will assume oversight of the Company's finance function and financial reporting while the Company conducts its national search for a permanent CFO.

"I am pleased to welcome Fuad to the Executive Team as our interim CFO. Fuad brings to Cutera a depth of knowledge and experience that we believe will provide an immediate and significant benefit to our team,” commented Dave Mowry, Chief Executive Officer of Cutera, Inc. “It was important to quickly fill the interim role with a high-quality and experienced candidate in order to sustain our momentum. Adding Fuad to our team allows us to build on the progress we’ve made over the course of 2019 while we conduct our search for a permanent CFO.”

Mr. Ahmad added, "I am happy to join Cutera at such an exciting time in the Company’s trajectory. I am confident that I can help continue moving the Company forward, and during my assignment, I plan to accelerate some of the financial performance improvements that are already in process. The team has been incredibly welcoming, and I look forward to working with Dave and the entire organization.”

Mr. Ahmad will serve in this role until a permanent successor is appointed.

About Cutera

Brisbane, California-based Cutera is a leading provider of laser and other energy-based aesthetic systems for practitioners worldwide. Since 1998, Cutera has developed innovative, easy-to-use products that enable physicians and other qualified practitioners to offer safe and effective aesthetic treatments to their patients. For more information, call 1-888-4CUTERA or visit www.cutera.com.

About FLG Partners, LLC

Founded in 2004, FLG Partners is the leader in CFO solutions and CEO and Board advisory services. FLG delivers financial and operational leadership to companies ranging from startups to multi-billion-dollar public and private companies across multiple industry sectors. FLG Partners' engagements span interim or permanent CFO and C-suite leadership roles, CFO consulting, board directorships and board advisory and performance consulting. With a cumulative total of over 650 years of CFO experience, FLG's partners bring outstanding expertise, independence and objective leadership and industry best-practices to clients. For more information, visit flgpartners.com.

Safe Harbor Statement

Safe Harbor Statement Certain statements in this press release, other than purely historical information, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These statements include, but are not limited to, Cutera’s plans, our CFO search, prospects or future events and involve known and unknown risks that are difficult to predict. As a result, our actual financial results, performance, achievements or prospects may differ materially from those expressed or implied by these forward-looking statements. In some cases, you can identify forward-looking statements by the use of words such as “may,” “could,” “seek,” “guidance,” “predict,” “potential,” “likely,” “believe,” “will,” “should,” “expect,” “anticipate,” “estimate,” “plan,” “intend,” “forecast,” “foresee” or variations of these terms and similar expressions, or the negative of these terms or similar expressions. Forward-looking statements are based on management's current, preliminary expectations and are subject to risks and uncertainties, which may cause Cutera's actual results to differ materially from the statements contained herein. These statements are not guarantees of future performance, and stockholders should not place undue reliance on forward-looking statements. There are a number of risks, uncertainties and other important factors, many of which are beyond our control, that could cause our actual results to differ materially from the forward-looking statements contained in this press release, including those described in the “Risk Factors” section of Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, the Registration Statement on Form S-8 and other documents filed from time to time with the United States Securities and Exchange Commission by Cutera. All information in this press release is as of the date of its release. Accordingly, undue reliance should not be placed on forward-looking statements. Cutera undertakes no obligation to update publicly any forward-looking statements to reflect new information, events or circumstances after the date they were made, or to reflect the occurrence of unanticipated events. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

Contacts:

Cutera Inc.

Matthew Scalo

Vice President, Investor Relations & Corporate Development

415-657-5500

mscalo@cutera.com

Cutera Inc.

Tanya Rodante

Director, Corporate Communications

415-657-5500

trodante@cutera.com

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